Exhibit 10.32

SECOND AMENDMENT TO GARAGE LEASE

This Second Amendment to Garage Lease (“Second Amendment”) is entered into by and between DTS FLL PARKING LLC, a Delaware limited liability company (“Landlord”) and ALL ABOARD FLORIDA - OPERATIONS LLC, a Delaware limited liability company (“Tenant”) as of this 15th day of March, 2018. Unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the same meanings assigned to the same in the Garage Lease (as hereinafter defined).

RECITALS:

WHEREAS, Landlord and Tenant entered into that certain Garage Lease dated as of August 4, 2016, as amended by that certain First Amendment to Garage Lease dated as of December 19, 2017 (the “Lease”), pursuant to which Tenant leased from Landlord the Garage.

WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions stated herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

AGREEMENT

1.             Recitals. The above recitals are true and correct and are agreed to by Landlord and Tenant as if such recitals were fully set forth herein.

2.             Defined Terms. The following defined terms Set forth in the Recitals and Article 1.0 of the Lease are deleted in their entirety and replaced with the following:

(a)          Garage or Project: Landlord constructed a 7-story parking garage containing 558 parking spaces and a ground floor commercial space containing 1,525 square feet.

(b)          Commencement Date: August 21, 2017.

(c)          Initial Term: August 21, 2017 through February 28, 2038, unless the Term is extended or the Lease is terminated pursuant to the terms of the Lease.

(d)          Rent Commencement Date: February 17, 2018.

3.             Notice. Section 13.01 of the Lease is deleted in its entirety and replaced with the following:

13.01       Notice. Any payment, notice or document required or permitted to be delivered by the terms of this Lease shall be delivered in person by hand delivery or overnight delivery service, or sent by certified mail, return receipt requested, addressed as follows:

If to Landlord:	DTS FLL Parking LLC 2855 LeJeune Road, 4th Floor Coral Gables, Florida 33134 Attention: Kolleen Cobb

If to Tenant:	All Aboard Florida – Operations LLC 161 N.W. 6th Street Suite 900 Miami, Florida 33136 Attn: Heather Enderby

With a copy to:	All Aboard Florida – Operations LLC 161 N.W. 6th Street Suite 900 Miami, Florida 33136 Attn: General Counsel

4.             No Further Modification. Tenant confirms that the Lease remains in full force and effect and (a) Landlord is in compliance with the Lease provisions, and (b) Tenant has no defenses, claims or offsets against Landlord. Except as specifically modified in this Second Amendment, the terms of the Lease shall remain in full force and effect as of the date originally executed. This instrument shall become effective only upon execution of it by both Landlord and Tenant.

5.             Counterparts; Facsimile/Electronic Signatures. This Second Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument. In addition, any execution transmitted by facsimile or by electronic mail shall be deemed to constitute an original signature of a party for purposes of enforcing this Second Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.

Signed, sealed and delivered in the presence of:		LANDLORD:

DTS FLL PARKING LLC, a Delaware limited liability company

/s/ Maria V. Rincon		By:	/s/ Kolleen Cobb
Print Name:	Maria V. Rincon	Name:	Kolleen Cobb
		Title:	Vice President
/s/ Jessica Perez
Print Name:	Jessica Perez	Date: March 15, 2018

TENANT:

ALL ABOARD FLORIDA - OPERATIONS LLC, a Delaware limited liability company

/s/ Maria V. Rincon		By:	/s/ Kolleen Cobb
Print Name:	Maria V. Rincon	Name:	Kolleen Cobb
		Title:	Vice President
/s/ Jessica Perez
Print Name:	Jessica Perez	Date: March 15, 2018